Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE	4/2/2025

Equity Bancshares, Inc. Partners with NBC Oklahoma, Adds to Oklahoma Franchise

Combined Company Doubles Oklahoma Footprint, to Operate 15 Locations in State

WICHITA, Kan., April 2, 2025— Equity Bancshares, Inc. (NYSE: EQBK) (“Equity” or the “Company”), the Wichita-based holding company of Equity Bank, announced today its entry into a definitive merger agreement with NBC Corp. of Oklahoma (“NBC”), the parent company of NBC Oklahoma, in Oklahoma City, Oklahoma. Equity will merge NBC into Equity, adding seven locations to Equity Bank’s current network.

“We are excited to expand our presence in Oklahoma through this strategic merger,” said Equity Bancshares, Inc. Chairman & CEO Brad Elliott. “This partnership builds on our shared commitment to the communities we serve and enhances our ability to provide exceptional financial services to the Oklahoma City metro and Altus, Alva, Enid and Kingfisher communities, a southern expansion we are excited to take on with the NBC team. The NBC franchise is similar to Equity from a customer and deposit mix standpoint. By combining our resources, expertise, and shared values, we look forward to driving growth and delivering even greater value to our customers and stockholders.”

“We are pleased to join forces with Equity in this exciting new chapter,” said NBC Chairman of the Board Ken Fergeson. “In partnering with Equity Bank, we will continue to deliver the exceptional service and innovative financial solutions our clients expect, while our customers and teams benefit from expanded resources and opportunities for growth. Like NBC, Brad and the Equity team value both metro and community markets, and we are thrilled to enhance our banking services to each.”

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, NBC will receive approximately 80% of their consideration in EQBK stock. Subject to receipt of customary regulatory approvals and closing conditions, the merger is expected to close in the third quarter of 2025. Following completion, NBC will merge with and into Equity Bank.

Established in 1931, NBC Oklahoma currently operates seven locations in Oklahoma, including two in Oklahoma City, two in Altus, one in Kingfisher, and one in Enid as well as a loan production office in Alva. NBC had $908.9 million in consolidated total assets, including $681.5 million in loans. Assets were funded primarily through $815.3 million in deposits as of December 31, 2024.

“Partnership with Equity Bank creates the capacity to support larger credits and will fuel new commercial growth, enhancing lending capabilities and retail services while expanding market reach,” said H. K. Hatcher, President & CEO of NBC. “I’m thankful to all of our team members at NBC Bank for their continuous support of our customers. That commitment has led us to success throughout our history and will continue to propel us forward as we merge with Equity Bank.”

Mr. Hatcher and local NBC leaders will continue to serve as part of Equity, as the companies work to combine operations and technology, with locations rebranding as Equity Bank following consummation of the merger. Equity and NBC leadership will work with local markets, customers, and businesses beginning immediately to answer questions and help with customer needs. Upon completion of the merger, the combined entity will benefit from the many years of Oklahoma banking experience of Ken Fergeson who will join the Board of Directors of Equity Bancshares, Inc. and also serve on the Director’s Credit Committee.

Equity reported $5.3 billion in consolidated total assets, deposits of $4.4 billion and gross loans of $3.5 billion as of Dec. 31, 2024. A pro forma Equity Bank, including seven NBC locations, will comprise a network of 82 bank locations, including 15 offices in Oklahoma, and $6.4 billion in total assets.

The combination with NBC brings Equity’s total strategic transactions to 25 since the Company’s founding in 2002, including 13 whole-bank acquisitions since the Company’s initial public offering in 2015.

EQUITY BANCSHARES, INC.

PRESS RELEASE	4/2/2025

The transaction is expected to be approximately 12.5% accretive to Equity’s 2026 earnings per share, excluding the impact of one-time transaction expenses, after giving effect to estimated fully phased-in transaction synergies. Estimated tangible book value per share dilution to Equity is expected to be earned back in less than three years.

Equity Bancshares, Inc. was advised by and received a fairness opinion from Keefe, Bruyette & Woods, Inc., A Stifel Company. Norton Rose Fulbright US LLP served as legal counsel to Equity.

NBC was advised by D.A. Davidson. McAfee & Taft served as legal counsel to NBC.

Conference Call and Webcast

Equity’s Chairman and Chief Executive Officer Brad Elliott, NBC Chairman Ken Fergeson, NBC CEO H.K. Hatcher, Equity Bank CEO Rick Sems, and Equity Chief Financial Officer Chris Navratil will hold a conference call and webcast to discuss the merger with NBC on April 3, 2025, at 10 a.m. eastern time; 9 a.m. central time.

Those wishing to participate in the conference call should call the applicable number below and reference the EQBK Conference Call (Conference ID: 019681):

United States (Local): +1 404 975 4839

United States (Toll-Free): +1 833 470 1428

Global Dial-In Numbers

Access Code: 019681

To eliminate wait times, conference call participants may pre-register using this registration link. After registering, a confirmation with access details will be sent via email.

A replay of the call and webcast will be available two hours following the close of the call until April 10, 2025, accessible at investor.equitybank.com. Webcast URL: https://events.q4inc.com/attendee/191844750

About Equity

Equity is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

About NBC

NBC is the parent company of NBC Oklahoma and operates seven locations in Oklahoma. It was founded in 1931 and is headquartered in Oklahoma City, Oklahoma.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “positioned,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain

EQUITY BANCSHARES, INC.

PRESS RELEASE	4/2/2025

assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Investor Contact:

Brian Katzfey

VP, Director of Corporate Development and Investor Relations

Equity Bancshares, Inc.

(316) 858-3128

bkatzfey@equitybank.com

Media Contact:

Russell Colburn

Public Relations & Communications Manager

Equity Bancshares, Inc.

(913) 583-8011

rcolburn@equitybank.com